PROMISSORY NOTES RECEIVABLES	12 Months Ended
Mar. 31, 2025
Promissory Notes Receivables
PROMISSORY NOTES RECEIVABLES

NOTE – 5 PROMISSORY NOTES RECEIVABLES

During the year ended March 31, 2025, the Company entered into several promissory notes totaling HKD40.0 million, bearing annual interest rates from 5.25% to 6.50%. Two promissory notes totaling HKD11.7 million had been settled in full during the year ended March 31, 2025. Six promissory notes totaling HKD10.1 million had been fully repaid via offsetting against the expenses payable to and charges by the borrower.

As of March 31, 2025, the promissory notes totaled HKD18.6 million (USD2.4 million), bearing interest at annual rates from 5.25% to 6.00%. Included therein, are three promissory notes of HKD12.6 million for which, pursuant to Promissory Note Extension Agreements dated September 26, 2024, the maturity periods were extended from September 30, 2024 to September 30, 2025, and the interest rates were revised from 6.50% to 5.25% per annum.

For the years ended March 31, 2023, 2024 and 2025, the interest income derived from promissory note receivables amounted to HKD0, HKD0 and approximately HKD1.3 million (USD0.2 million).

The following table presents the activities in the allowance for expected credit losses for promissory notes receivables:

	Years ended March 31,
	2023	2024	2025	2025
	HKD	HKD	HKD	USD

Balance at April 1,	$-	$-	$-	$-

Allowance for expected credit losses	-	-	47,123	6,041
Exchange translation difference	-	-	-	-

Balance at March 31,	$-	$-	$47,123	$6,041

Allowance for expected credit losses for promissory notes receivables were recognized HKD0, HKD0 and HKD47,123 (USD6,041) during the years ended March 31, 2023, 2024 and 2025, respectively.

ROMA GREEN FINANCE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED MARCH 31, 2023, 2024 AND 2025